EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation of our report dated February 13, 2004, on the consolidated financial statements of NATIONAL COAL CORP. for the fiscal year ended December 31, 2003 into NATIONAL COAL CORP.'S previously filed Registration Statement on Form S-8 (File No. 333-115649).



                           /s/ Gordon, Hughes & Banks, LLP
                           -------------------------------
                           GORDON, HUGHES & BANKS, LLP

Greenwood Village, Colorado
December 10, 2004